Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GreenShift Corporation (the "Company"), certifies that:

          1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





                   /S/      KEVIN KREISLER
                   -----------------------
By:                         KEVIN KREISLER
                            Chief Executive Officer
Date:                       April 16, 2006


                  /S/      JAMES GRAINER
                   ----------------------
By:                        JAMES GRAINER
                           President and Chief Financial Officer
Date:                      April 16, 2006

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.